Exhibit 99.2

** Robert G. Brown DRAFT**  Page 1 of 6

Pages

UNITED STATES

Securities and exchange commission

Washington, D.C. 20549

SCHEDULE 13D/A

(Amendment No. 5)*

Under the Securities Exchange Act of 1934

SPAR Group, Inc.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

784933103
(CUSIP Number)

Robert G. Brown

333 Westchester Avenue, South Building, Suite 203

White Plains, NY 10604

(914) 332-4100

(Name, Address and Telephone Number of Person

Authorized to Receive Notices and Communications)

July [•], 2019

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §240.13d-1(e), §240.13d-1(f) or §240.13d-1(g), check the following box ☐.

Note. Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

** Robert G. Brown DRAFT**   Page 2 of 6

Pages

1	NAME OF REPORTING PERSON Robert G. Brown, individually
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO (See Item 3 to the Original Schedule 13D)
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES	7	SOLE VOTING POWER [•]
BENEFICIALLY OWNED BY	8	SHARED VOTING POWER [•]
EACH REPORTING	9	SOLE DISPOSITIVE POWER [•]
PERSON WITH	10	SHARED DISPOSITIVE POWER [•]
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON [•]
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) [•]
14	TYPE OF REPORTING PERSON IN
*

Includes [•] shares of Common Stock held in the Defined Benefit Pension Trust of SP/R, Inc. (f/k/a SPAR Burgoyne, Inc.) maintained for the benefit of the Reporting Person (the “Trust”). The Reporting Person is not a trustee of the Trust and disclaims beneficial ownership of the shares of Common Stock held in the Trust.

**

Includes [•] shares of Common Stock of SPAR Group, Inc. (the “Company”) beneficially owned by William H. Bartels, Vice Chairman and a member of the Company’s Board of Directors (the “Board”). The Reporting Person may act in concert with Mr. Bartels with respect to certain matters, which are discussed in Item 4 of this Schedule 13D/A. As a result, the Reporting Person and Mr. Bartels may be deemed to comprise a “group” within the meaning of Section 13(d)(3) of the Act and Rule 13d-5(b) thereunder. The group may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) all of the shares of Common Stock of the Company beneficially owned by the Reporting Person and all of the shares of Common Stock of the Company beneficially owned by Mr. Bartels.  However, the Reporting Person expressly disclaims beneficial ownership of the [•] shares beneficially owned by Mr. Bartels.  Mr. Bartels expressly retains sole voting and dispositive power over such [•] shares, and the Reporting Person has neither sole nor shared voting or dispositive power over such [•] shares.  Mr. Bartels has filed a separate Schedule 13D/A with respect to his interests.

** Robert G. Brown DRAFT**   Page 3 of 6

Pages

SCHEDULE 13D/A

Item 1.	Security and Issuer

This Amendment No. 5 to Schedule 13D (this “Amendment”) amends and supplements the information set forth in the Schedule 13D originally filed by the Reporting Person with the Securities and Exchange Commission (“SEC”) on July 19, 1999 (the “Original Schedule 13D”) relating to the common stock, $0.01 par value per share (the “Common Stock”), of SPAR Group, Inc., a Delaware corporation (the “Company” or “SGRP”), as amended by Amendment No. 1 to the Original Schedule 13D filed with the SEC on June 1, 2018 (“Amendment No. 1”), Amendment No. 2 to the Original Schedule 13D filed with the SEC on August 6, 2018 (“Amendment No. 2”), Amendment No. 3 to the Original Schedule 13D filed with the SEC on September 19, 2018 (“Amendment No. 3”) and Amendment No. 4 to the Original Schedule 13D filed with the SEC on January 25, 2019 (“Amendment No. 4”). The Original Schedule 13D, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4, is hereinafter referred to as the “Schedule 13D”. The address of the principal executive offices of the Company is 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604. Except as specifically provided herein, this Amendment does not modify any of the information previously reported in the Schedule 13D.

As of the date of this Amendment, the Reporting Person may be deemed to beneficially own, in the aggregate, [•] shares of the Common Stock of the Company, which represents approximately [•]% of the outstanding Common Stock of the Company. The percentages in this Amendment are calculated based upon 20,776,588 outstanding shares of Common Stock as of May 7, 2019, as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the SEC on May 15, 2019.

Item 4.	Purpose of Transaction.

Item 4 of the Schedule 13D is hereby amended and supplemented as follows:

The Reporting Person, alone or in conjunction with Mr. Bartels, has determined from time to time, to engage with the Company’s Board of Directors (the “Board”) and to take actions in his capacity as a significant stockholder to strengthen the Company’s corporate governance. Under the Company’s by-laws, the Reporting Person and Mr. Bartels (the “Stockholders”) have the right to call special meetings of stockholders and to take action by written consent in lieu of a meeting.

As previously reported in Amendment No. 2, the Stockholders delivered written consents to the Company on June 29, 2018 and July 5, 2018 resolving to remove Mr. Lorrence Kellar from the Board and to elect and appoint Mr. Jeffrey Mayer as a director to fill the resulting vacancy (the “Mayer Consents”), effective July 5, 2018. The Board, however, did not recognize the removal of Mr. Kellar or the appointment of Mr. Mayer.

** Robert G. Brown DRAFT**   Page 4 of 6

Pages

As previously reported in Amendment No. 2, on August 6, 2018, the Stockholders delivered an action by written consent of stockholders, executed on August 6, 2018 (the “August 6 Consent”), pursuant to which the Stockholders resolved to adopt amendments to the Company’s by-laws (the “By-law Amendments”). The August 6 Consent represented less than a majority of the Company’s outstanding Common Stock. In Amendment No. 2, the Stockholders disclosed their intention to engage with the Board regarding the By-law Amendments prior to delivery of the remaining written consents required to represent a majority of the outstanding Common Stock. Notwithstanding the Stockholders’ willingness to engage with the Board regarding the By-law Amendments, on September 4, 2018, the Company filed a claim against the Stockholders in the Court of Chancery of the State of Delaware (the “Court”), C.A. No. 2018-0650 (the “By-law Action”), in response to the August 6 Consent, which, among other things, challenged the validity of the By-law Amendments. The Company reported the filing of this claim and an amended claim in Current Reports on Form 8-K filed with the SEC on September 10, 2018 and September 28, 2018.

As previously reported in Amendment No. 3, on September 18, 2018, the Stockholders delivered executed written consents resolving to adopt the By-law Amendments which, together with the shares of Common Stock represented by the August 6 Consent, represented a majority of the Company’s outstanding Common Stock (the “By-law Consents”). Upon delivery of the By-law Consents, the By-law Amendments became effective under Section 228 of the Delaware General Corporation Law (the “DGCL”). Also on September 18, 2018, the Reporting Person filed an action in the Court (C.A. No. 2018-0687) pursuant to DGCL Section 225 seeking a declaratory judgment that the Mayer Consents were valid and effective and that Mr. Kellar had validly been removed from the Board and Mr. Mayer has validly been elected to the Board (the “225 Action”). A copy of the complaint was filed as Exhibit 6 to Amendment No. 3.

As previously reported in Amendment No. 4, on January 18, 2019, the parties mutually agreed to settle the By-law Action and the 225 Action (the “Settlement”) and submitted Stipulations of Dismissal to the Court, copies of which were filed as Exhibits 8 and 9 to Amendment No. 4. In connection with the Settlement, among other things, (i) on January 18, 2019, Lorrence T. Kellar formally retired from the Board and Jeffrey Mayer was appointed as a director by the Board; (ii) the Board adopted a resolution approving amended and restated by-laws which are generally consistent with the By-Law Amendments adopted by the Stockholders via the By-law Consents in September, with certain changes agreed upon as part of settlement negotiations, which changes are summarized in Amendment No. 4 and reflected in Exhibit 7 thereto; and (iii) the parties executed a limited mutual release of claims with respect to the By-law Action and the 225 Action, a copy of which was attached as Exhibit 10 to Amendment No. 4.

On July [•], 2019, the Stockholders delivered an action by written consent of stockholders, executed on July [•], 2019, pursuant to which the Stockholders resolved to remove Mr. Arthur B. Drogue from the Board (the “Drogue Consent”).

The Drogue Consent represents approximately [•]% of the Company’s outstanding Common Stock. The Stockholders intend to deliver executed written consents representing approximately [•]% of the Company’s outstanding Common Stock, which the Stockholders hold in street name, as soon as practicable, but no later than 60 days after July [•], 2019. Cede & Co., as nominee of The Depository Trust Company, is the record holder of these remaining shares. Under DGCL Section 228, the action contemplated by the Drogue Consent will not be effective until written consents representing greater than a majority of the outstanding Common Stock are delivered to the Company.

** Robert G. Brown DRAFT**   Page 5 of 6

Pages

Except as otherwise set forth in this Item 4, the Reporting Person (alone or in conjunction with other stockholders of the Company) currently has no plan or proposal which relates to or would result in any of the matters referred to in paragraphs (a) through (j), inclusive, of Item 4 of Schedule 13D; provided, such plans or proposals may have been considered, and may from time to time hereafter be considered. The Reporting Person may also acquire or dispose of Company securities in the ordinary course.

Item 5.	Interest in Securities of the Issuer.

Item 5 of the Schedule 13D is hereby amended and supplemented as follows:

(c)	During the past 60 days, the Reporting Person has sold the following shares of Common Stock of the Company on the open market:

Date	No. of Shares	Sale Price/Share
05/31/19	12,825	$0.7522
05/31/19	50,000	$0.75
06/03/19	2,700	$0.73
06/03/19	16,213	$0.71
06/03/19	31,087	$0.70
06/04/19	5,430	$0.72
06/04/19	200	$0.71
06/04/19	14,470	$0.70
06/05/19	200	$0.71
06/05/19	10,808	$0.70
06/05/19	22,200	$0.69
06/05/19	11,850	$0.68
06/05/19	4,501	$0.67
06/05/19	441	$0.66
06/06/19	7	$0.70
06/06/19	250	$0.68
06/06/19	424	$0.67
06/06/19	16,394	$0.65

Except for the foregoing transactions, no transactions of the Company have been effected by the Reporting Person or by Mr. Bartels in the past 60 days.

** Robert G. Brown DRAFT**   Page 6 of 6

Pages

SIGNATURES

After reasonable inquiry and to the best of the undersigned’s knowledge and belief, the undersigned, Robert G. Brown, hereby certifies that the information set forth in this Schedule 13D/A is true, complete and correct.

Dated: June [•], 2019

/s/ Robert G. Brown
Robert G. Brown